UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2024

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 1, 2024, Sensata Technologies Holding plc (the “Company”) announced that Phillip Eyler has joined the Company’s Board of Directors (the “Board”) following his appointment on April 29, 2024. The size of the Board has increased to 11 directors. Mr. Eyler will serve on the Nominating and Corporate Governance Committee and the CEO Search Committee. Mr. Eyler does not have (i) any arrangements or understandings with any other person pursuant to which he was elected to serve as a director, (ii) any family relationships with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, or (iii) any direct or indirect material interest in any transaction or series of transactions contemplated by Item 404(a) of Regulation S-K.
Mr. Eyler will receive, in amounts prorated to reflect his service through the date of the Company's 2025 Annual General Meeting of Shareholders, the standard compensation paid by the Company to its non-employee directors in accordance with the Company’s Directors’ Compensation Policy as disclosed in the 2024 Proxy Statement filed with the U.S. Securities and Exchange Commission on April 29, 2024.
A copy of the press release announcing the appointment of Mr. Eyler to the Board is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	July 1, 2024 press release entitled "Sensata Technologies Appoints Phillip Eyler to Its Board of Directors."

104	Cover Page Interactive Data File (embedded within inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ David K. Stott
Date:	July 1, 2024	Name: David K. Stott
Title: Senior Vice President, General Counsel and Corporate Secretary

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